Segment Performance(1) ($ in thousands) Three months ended September 30, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 26,745 $ 21,752 23% Purchased Portfolios 1,273 1,823 (30)% Merchant Services 28,018 23,575 19% Proprietary Software and Payments 12,547 4,512 178% Other — — nm Total $ 40,565 $ 28,087 44% Adjusted EBITDA(2) Merchant Services $ 9,726 $ 7,961 22% Proprietary Software and Payments 4,929 1,709 188% Other (2,929) (1,821) 61% Total $ 11,726 $ 7,849 49% Adjusted EBITDA as a percentage of Net Revenue 29% 28 % Volume Merchant Services $ 3,666,707 $ 2,850,503 29% Proprietary Software and Payments 181,872 120,717 51% Total $ 3,848,579 $ 2,971,220 30% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Segment Performance(1) ($ in thousands) Year ended September 30, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 94,392 $ 84,194 12% Purchased Portfolios 6,238 9,040 (31)% Merchant Services 100,630 93,234 8% Proprietary Software and Payments 36,967 15,734 135% Other — (3) nm Total $ 137,597 $ 108,965 26% Adjusted EBITDA(2) Merchant Services $ 34,164 $ 31,546 8% Proprietary Software and Payments 14,860 6,216 139% Other (10,279) (7,414) 39% Total $ 38,745 $ 30,348 28% Adjusted EBITDA as a percentage of Net Revenue 28% 28 % Volume Merchant Services $ 12,533,107 $ 11,072,266 13% Proprietary Software and Payments 611,351 482,540 27% Total $ 13,144,458 $ 11,554,806 14% 1. i3 Verticals has two segments, “Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Three months ended September 30, 2019 Proprietary Merchant Software and Services(2) Payments Other Total Revenue $ 94,959 $ 13,603 $ — $ 108,562 Acquisition revenue adjustments(1) — 1,093 — 1,093 Interchange and network fees (66,941) (2,149) — (69,090) Adjusted Net Revenue $ 28,018 $ 12,547 $ — $ 40,565 ($ in thousands) Three months ended September 30, 2018 Proprietary Merchant Software and Services(3) Payments Other Total Revenue $ 78,258 $ 5,795 $ — $ 84,053 Interchange and network fees (54,683) (1,283) — (55,966) Adjusted Net Revenue $ 23,575 $ 4,512 $ — $ 28,087 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments move the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the fourth quarter earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $2,666, acquisition revenue adjustments of $0 and interchange and network fees of $1,393 for the three months ended September 30, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $3,778 and interchange and network fees of $1,955 for the three months ended September 30, 2018.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Year Ended September 30, 2019 Proprietary Merchant Software and Services(2) Payments Other Total Revenue $ 336,800 $ 39,507 $ — $ 376,307 Acquisition revenue adjustments(1) — 4,157 — 4,157 Interchange and network fees (236,170) (6,697) — (242,867) Adjusted Net Revenue $ 100,630 $ 36,967 $ — $ 137,597 ($ in thousands) Year Ended September 30, 2018 Proprietary Merchant Software and Services(3) Payments Other Total Revenue $ 302,929 $ 20,582 $ (3) $ 323,508 Interchange and network fees (209,695) (4,848) — (214,543) Adjusted Net Revenue $ 93,234 $ 15,734 $ (3) $ 108,965 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments move the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the fourth quarter earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $12,427, acquisition revenue adjustments of $0 and interchange and network fees of $6,189 for the year ended September 30, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $17,797 and interchange and network fees of $8,757 for the year ended September 30, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended September 30, 2019				Three months ended September 30, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 6,046	$ 1,376	$ (5,553)	$ 1,869	$ 5,329	$ 878	$ (2,712)	$ 3,495
Interest expense, net	(1)	—	2,018	2,017	372	—	477	849
Change in fair value of warrant liability	—	—	—	—	—	—	—	—
Provision for income taxes	—	—	(175)	(175)	585	—	(801)	(216)
Net income (loss)	6,047	1,376	(7,396)	27	4,372	878	(2,388)	2,862
Non-GAAP Adjustments:								
Provision for income taxes	—	—	(175)	(175)	585	—	(801)	(216)
Offering-related expenses[1]	—	—	—	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	605	1,048	—	1,653	237	349	—	586
Equity-based compensation[3]	—	—	2,002	2,002	—	—	750	750
Acquisition revenue adjustments[4]	—	1,093	—	1,093	—	—	—	—
Acquisition-related expenses[5]	—	—	412	412	—	—	53	53
Acquisition intangible amortization[6]	2,923	896	—	3,819	2,257	96	25	2,378
Non-cash interest[7]	—	—	102	102	—	—	233	233
Other taxes[8]	(42)	—	50	8	—	—	2	2
Non-GAAP adjusted income before taxes	9,533	4,413	(5,005)	8,941	7,451	1,323	(2,126)	6,648
Pro forma taxes at effective tax rate[9]	(2,383)	(1,103)	1,251	(2,235)	(1,863)	(331)	532	(1,662)
Pro forma adjusted net income	7,150	3,310	(3,754)	6,706	5,588	992	(1,594)	4,986
Plus:								
Cash interest expense, net[10]	(1)	—	1,916	1,915	372	—	244	616
Pro forma taxes at effective tax rate[9]	2,383	1,103	(1,251)	2,235	1,863	331	(532)	1,662
Depreciation and internally developed software amortization[11]	194	516	160	870	138	386	61	585
Adjusted EBITDA	$ 9,726	$ 4,929	$ (2,929)	$ 11,726	$ 7,961	$ 1,709	$ (1,821)	$ 7,849

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $2,002 thousand and $750 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended September 30, 2019 and 2018, respectively. 4. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.0% for 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Year Ended September 30, 2019				Year Ended September 30, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 22,332	$ 3,137	$ (19,079)	$ 6,390	$ 20,237	$ 2,025	$ (9,901)	$ 12,361
Interest expense, net	576	(8)	5,436	6,004	1,295	—	7,203	8,498
Change in fair value of warrant liability	—	—	—	—	—	—	8,487	8,487
Provision for income taxes	435	—	(612)	(177)	314	—	23	337
Net income (loss)	21,321	3,145	(23,903)	563	18,628	2,025	(25,614)	(4,961)
Non-GAAP Adjustments:								
Provision for income taxes	435	—	(612)	(177)	314	—	23	337
Offering-related expenses[1]	—	—	—	—	—	—	124	124
Non-cash change in fair value of contingent consideration[2]	51	3,338	—	3,389	1,772	2,094	—	3,866
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	8,487	8,487
Equity-based compensation[4]	—	—	6,124	6,124	—	—	1,567	1,567
Acquisition revenue adjustments[5]	—	4,157	—	4,157	—	—	—	—
Acquisition-related expenses[6]	—	—	1,859	1,859	—	—	531	531
Acquisition intangible amortization[7]	11,102	2,467	1	13,570	9,012	343	29	9,384
Non-cash interest[8]	—	—	873	873	—	—	1,072	1,072
Other taxes[9]	(7)	5	264	262	2	—	58	60
Non-GAAP adjusted income before taxes	32,902	13,112	(15,394)	30,620	29,728	4,462	(13,723)	20,467
Pro forma taxes at effective tax rate[10]	(8,225)	(3,278)	3,848	(7,655)	(7,432)	(1,116)	3,431	(5,117)
Pro forma adjusted net income[11]	24,677	9,834	(11,546)	22,965	22,296	3,346	(10,292)	15,350
Plus:								
Cash interest expense, net[12]	576	(8)	4,563	5,131	1,295	—	6,131	7,426
Pro forma taxes at effective tax rate[10]	8,225	3,278	(3,848)	7,655	7,432	1,116	(3,431)	5,117
Depreciation and internally developed software amortization[13]	686	1,756	552	2,994	523	1,754	178	2,455
Adjusted EBITDA	$ 34,164	$ 14,860	$ (10,279)	$ 38,745	$ 31,546	$ 6,216	$ (7,414)	$ 30,348

i3 Verticals

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants were accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense recognized during the year ended September 30, 2019 consisted of $6,124 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan. Equity-based compensation expense recognized during the year ended September 30, 2018 consisted of $826 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 thousand related to tax receivables agreement (TRA) non-participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of deferred financing costs. 9. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.0% for 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the year ended September 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 12. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 13. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.